UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

STARRY GROUP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41336	87-4759355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Chauncy Street, Suite 200 Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 861-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STRY	The New York Stock Exchange
Warrants to purchase 1.2415 shares of Class A common stock, each at an exercise price of $9.13 per 1.2415 shares of Class A common stock	STRY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of October 6, 2021, by and among Starry Group Holdings, Inc. (the “Company”), FirstMark Horizon Acquisition Corp., Sirius Merger Sub, Inc., and Starry, Inc., a Delaware corporation, the Company’s current directors, officers and employees, together with the former stockholders of Starry, Inc., are restricted from transferring their shares until the date that is 180 days (the “Lock-up Period”) following (and excluding) March 29, 2022 (the “Acquisition Merger Closing Date”) pursuant to the Company’s amended and restated bylaws (the “Bylaws”).

Notwithstanding the foregoing, pursuant to Section 7.12(iii) of the Bylaws, if (i) at least 120 days have elapsed since the Acquisition Merger Closing Date and (ii) the Lock-up Period is scheduled to end during a regularly scheduled blackout period or within five trading days prior to a blackout period, the Lock-up Period will end ten trading days prior to the commencement of the blackout period (the “Blackout-Related Release”).

The Lock-up Period is scheduled to end at 8:00 a.m. Eastern Time on September 26, 2022, which is during a blackout period, and therefore, pursuant to Section 7.12(iii) the Bylaws, there would have been a Blackout-Related Release on September 2, 2022.

On August 31, 2022, the Board of Directors of the Company approved and adopted amendments to Section 7.12 of the Bylaws with immediate effect. The amendments provide that the Lock-up Period shall end at 8:00 a.m. Eastern Time on September 26, 2022 and remove the Blackout-Related Release provisions. Other than the foregoing, no changes were made to the Bylaws.

The foregoing summary and description of the changes contained in the amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On August 31, 2022, the Company issued a press release following the Federal Communications Commission’s publication of a “ready to authorize” announcement regarding, among others, Starry’s Rural Digital Opportunity Fund (“RDOF”) application. The Company won RDOF Phase I support over the next 10 years to deploy gigabit service to currently underserved census blocks in communities across nine states. The full text of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Starry Group Holdings, Inc., as of August 31, 2022

99.1	Press release dated August 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Starry Group Holdings, Inc.

Date: August 31, 2022	By:	/s/ Chaitanya Kanojia
	Name:	Chaitanya Kanojia
	Title:	Chief Executive Officer

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